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DFPOA981.doc
POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Marie E. Connolly, Richard W. Ingram, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Growth and Income Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   February 13, 1998
Joseph S. DiMartino


                                   February 13, 1998
David P. Feldman


                                   February 13, 1998
John M. Fraser, Jr.


                                   February 13, 1998
Robert R. Glauber


                                   February 13, 1998
James F. Henry


                                   February 13, 1998
Rosalind G. Jacobs


                                   February 13, 1998
Irving Kristol


                                   February 13, 1998
Paul A. Marks


                                   February 13, 1998
Martin Peretz


                                   February 13, 1998
Bert W. Wasserman


POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Richard W. Ingram, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Growth and Income Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   February 13, 1998
Marie E. Connolly,